Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 28, 1998 included in 800 Travel Systems, Inc.'s Form 10-KSB for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                          KILLMAN, MURRELL & COMPANY, P.C.


                                     /s/ Killlman, Murrell & Company, P.C.

Dated: December 14, 1998